Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Betty R. Johnson, Senior Vice President, Chief Financial Officer and Treasurer of MYR Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 29, 2020	/s/ BETTY R. JOHNSON

Senior Vice President, Chief Financial Officer and Treasurer